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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 2001


                                RADIOLOGIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                           000-23311                              75-2648089
      (STATE OF INCORPORATION)           (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)


           3600 CHASE TOWER, 2200 ROSS AVENUE DALLAS, TEXAS                               75201
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 303-2776

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ITEM 5.   OTHER EVENTS

         On December 7, 2001, Radiologix, Inc. (the "Company") announced that it entered into an agreement to sell through a private placement, $160.0 million aggregate principal amount of Senior Notes due 2008 (the "Notes") at a price of
100.0 percent of face value, subject to market and other conditions.

         The entire text of the Company's press release is incorporated by reference herein and a copy of the press release has been filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

99.1     Press Release dated December 7, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RADIOLOGIX, INC.

December 10, 2001                      By: /s/ Mark L. Wagar
                                           ---------------------------------
                                       Mark L. Wagar
                                       Chairman of the Board
                                       and Chief Executive Officer


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                                INDEX TO EXHIBITS

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
NUMBER            DESCRIPTION
------            -----------
99.1              Press Release dated December 7, 2001.
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